SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          SECURITY CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                  APRIL 6, 1999
                Date of Report (Date of earliest event reported)



      DELAWARE                         1-7921              13-3003070
  (State or other juris-            (Commission         (I.R.S. Employer
diction of incorporation)           File Number)          Identification No.)



            1111 NORTH LOOP WEST, SUITE 400, HOUSTON, TEXAS 77008
              (Address of principal executive offices) (Zip Code)


                                 (713) 880-7100
              (Registrant's telephone number, including area code)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            On April 6, 1999, Primrose Holdings, Inc. ("Holdings"), a Delaware corporation and a subsidiary of Security Capital Corporation, a Delaware corporation ("Security Capital"), acquired all of the outstanding shares of Common Stock (the "Shares") of Primrose School Franchising Company, a Georgia corporation ("Primrose"), Metrocorp Properties, Inc., a Georgia corporation ("Metrocorp"), and The Jewel I, Inc. d/b/a Primrose Country Day School, a Georgia corporation ("Country Day", together with Metrocorp and Primrose, the "Companies") from Paul L. Erwin and The Paul L. Erwin Grantor Retained Annuity Trust (together with Paul L. Erwin, the "Shareholders") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of April 6, 1999 by and among Holdings, Security Capital and the Shareholders (the "Acquisition").

            Primrose is a franchiser of educational child care centers (the "Primrose Schools"). Metrocorp is a real estate development company that assists Primrose School franchisees in the real estate and project development process. Country Day is the original Primrose School. The principal executive office of the Companies is 199 South Erwin Street, Cartersville, Georgia 30120 and the telephone number is (770) 606-9600. The principal executive office of Holdings is One Pickwick Plaza, Suite 310, Greenwich, Connecticut 06830 and the telephone number is (203) 625-0770. The Companies had combined revenues of $5,750,000 for the year ended December 31, 1998.

            The consideration paid to the Shareholders for the Shares was $26,650,000, consisting of $24,650,000 in cash ($1,500,000 of which is to be held in escrow for 18 months) and 500,000 shares of Zero Coupon Convertible Preferred Stock of Security Capital, which have a liquidation value of $10 per share, are convertible into 500,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and are valued at $2,000,000. Of the cash paid to the Shareholders, $12,750,000 was paid by Security Capital ($5,000,000 of which was provided by Security Capital through a private placement to Security Capital's controlling stockholder of 1,136,364 shares of Security Capital's Class A Common Stock at a price of $4.40 per share) and the balance was borrowed pursuant to the Credit Agreement described below.

            Of the 26,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), issued in connection with the Acquisition, Security Capital owns 25,500 shares and Jo Kirchner, Robert Benowitz and Raymond Orgera, the three key executives of the Companies (the "Management Shareholders"), invested an aggregate of $250,000 in Holdings and received an aggregate of 500 shares of the Common Stock. The Management Shareholders, Holdings and Security Capital have agreed to certain restrictions on transfers of shares of Holdings owned by them, together with certain rights of first refusal, puts and calls and "tag along/drag along" rights, all pursuant to a Stockholders' Agreement.

            In connection with the closing of the Acquisition, Canadian Imperial Bank of Commerce, as administrative agent ("CIBC") for the lenders (collectively, the "Lenders") named in the Credit Agreement, dated as of April 6, 1999 (the "Credit Agreement"), among Primrose, Holdings and CIBC, provided term loans to Holdings in an aggregate principal amount of

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$13,150,000, the proceeds of which term loans were used in part to refinance certain existing debt of Primrose, to finance to the Acquisition and to pay fees and expenses incurred in connection with the Acquisition. In addition, the Lenders are to make available to Holdings, and to Primrose pursuant to a Joinder and Assumption Agreement, revolving credit loans in an aggregate principal amount at any one time not to exceed $2,500,000. The facilities are secured by all of the assets of the Companies as well as by a pledge to the Lenders of the capital stock of the Companies owned by Holdings. In addition, Metrocorp and Country Day agreed to guarantee the loans pursuant to a Subsidiaries Guarantee, dated as of April 6, 1999, among CIBC, Metrocorp and Country Day.

            In connection with this financing, Holdings issued to CIBC Capital, an affiliate of CIBC ("CIBC Capital"), a Warrant to purchase 2,413 shares of the Common Stock of Holdings (the "Primrose Warrant"). In addition, Security Capital issued to CIBC Capital a Warrant to purchase shares of the Class A Common Stock of Security Capital in exchange for the Primrose Warrant. The Warrants and related Warrant Agreement provide for certain restrictions on transfer, registration rights and anti-dilution protection.

            In addition, the Companies and Holdings became parties to the Consolidated Income Tax Sharing Agreement, dated May 17, 1996, among Security Capital, P.D. Holdings, Inc., a Delaware corporation, and Possible Dreams, Ltd., a Delaware corporation, and, pursuant to a Joinder Agreement dated as of June 27, 1997, Pumpkin Ltd., whereby Holdings will calculate and pay to Security Capital the amount of its income tax liability calculated as if Holdings were not part of a consolidated group. Security Capital will pay to the relevant tax authorities its tax liability, taking into account its own tax position and the utilization of its tax loss carryforwards.

            The key executives of the Companies have entered into employment agreements with the Companies. Jo Kirchner, who has become President of the Companies, has signed a three-year employment agreement; Paul Erwin, who has become Senior Executive Manager of the Companies, has signed a one-year employment agreement; Raymond Orgera, who has become Vice President of Primrose, has signed a three-year employment agreement; and Robert Benowitz, who has become Vice President of Primrose, has signed a three-year employment agreement. The Management Shareholders have been granted options to purchase shares of Common Stock of Holdings pursuant to Holdings' Stock Option Plan.

            In connection with the acquisition, Security Capital agreed to provide management advisory services to the Companies in the areas of corporate development, strategic planning, investment and financial matters and general business policies to the Companies pursuant to a Management Advisory Services Agreement in return for a fee equal to the greater of $250,000 or 5% of the Companies' annual EBITDA (as defined in the Stock Purchase Agreement). Security Capital entered into a Third Amendment to Advisory Services Agreement with Capital Partners, Inc., a Connecticut corporation ("Capital Partners"), pursuant to which Capital Partners agreed to assist Security Capital in providing the management advisory services


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in return for an increase in the annual advisory fee payable to Capital Partners under the Advisory Services Agreement equal to the greater of $250,000 or 5% of the Companies' annual EBITDA (as defined in the Stock Purchase Agreement). The advisory fee payable to Capital Partners is subordinate to the rights of the Lenders.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

            Security Capital believes that it is impracticable to provide any of the required financial statements at the time of filing of this Report on Form 8-K. The required financial statements will be filed as soon as practicable and, in any event, not later than 60 days following the due date of this Form 8-K.

(b) Pro forma financial information.

            Security Capital believes that it is impracticable to provide any of the required pro forma financial information at the time of filing of this Report on Form 8-K. The required pro forma financial information will be filed as soon as practicable and, in any event, not later than 60 days following the due date of this Form 8-K.

(c) Exhibits.

            1. Stock Purchase Agreement, dated as of April 6, 1999, by and among Primrose Holdings, Inc., a Delaware corporation ("Holdings"), Security Capital Corporation, a Delaware corporation ("Security Capital"), Paul L. Erwin and The Paul L. Erwin Grantor Retained Annuity Trust (together with Paul L. Erwin, the "Shareholders".)

            2. Credit Agreement, dated as of April 6, 1997, among Primrose School Franchising Company ("Primrose"), Holdings, the Lenders referred to therein and Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent.

            3. Warrant Agreement, dated as of April 6, 1999 between Security Capital and CIBC.

            4. Stockholders' Agreement, dated as of April 6, 1999, among Holdings, Jo Kirchner, Raymond Orgera, Robert Benowitz and Security Capital.



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            5. Management Advisory Services Agreement, dated April 6, 1999, by and among Primrose, Metrocorp, Country Day and Security Capital.

            6. Third Amendment to Advisory Services Agreement, dated April 6, 1999, by and between Security Capital and Capital Partners, Inc.

            7. Tax Sharing Joinder Agreement, dated April 6, 1999, among Holdings, Primrose, Metrocorp, Country Day and Security Capital to Consolidated Income Tax Sharing Agreement, dated as of May 17, 1996, among Possible Dreams, Ltd., P.D. Holdings, Inc. and Security Capital.

            8. Lease Agreement, dated April 6, 1999 by and between Erwin Family Partnership, LLLP and Primrose.

            9. Lease Agreement, dated April 6, 1999 by and between Paul L. Erwin and Country Day.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SECURITY CAPITAL CORPORATION

                                                (Registrant)



Dated:      April 16,  1999               By:   /S/ A. GEORGE GEBAUER
                                                    A. George Gebauer
                                                    President


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                                   EXHIBIT INDEX


ITEM NO.     DESCRIPTION
--------     -----------
1.           Stock Purchase Agreement, dated as of April 6, 1999, by and among Primrose Holdings, Inc., a Delaware corporation ("Holdings"),
             Security Capital Corporation, a Delaware corporation ("Security
             Capital"), Paul L. Erwin and Paul L. Erwin Grantor Retained Annuity
             Trust (together with Paul L. Erwin, the "Shareholders".)

2. Credit Agreement, dated as of April 6, 1997, among Primrose School Franchising Company ("Primrose"), Holdings, the Lenders referred to therein and Canadian Imperial Bank of Commerce ("CIBC"), as Agent.

3.           Warrant Agreement, dated as of April 6, 1999 between Security
             Capital and CIBC.

4. Stockholders' Agreement, dated as of April 6, 1999, among Holdings, Jo Kirchner, Raymond Orgera, Robert Benowitz and Security Capital.

5. Management Advisory Services Agreement, dated April 6, 1999, by and among Primrose, Metrocorp, Country Day and Security Capital.

6. Third Amendment to Advisory Services Agreement, dated April 6, 1999, by and between Security Capital and Capital Partners, Inc.

7. Tax Sharing Joinder Agreement, dated April 6, 1999, among Holdings, Primrose, Metrocorp, Country Day and Security Capital to Consolidated Income Tax Sharing Agreement, dated as of May 17, 1996, among Possible Dreams, Ltd., P.D. Holdings, Inc. and Security Capital.

8. Lease Agreement, dated April 6, 1999 by and between Erwin Family Partnership, LLLP and Primrose.


9. Lease Agreement, dated April 6, 1999 by and between Paul L. Erwin and Country Day.


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